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                                 EXHIBIT 23 (b)

                              CONSENT OF ATTORNEYS

Freedman, Levy, Kroll & Simonds





                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the Form S-1 Registration Statement of Northbrook Life Insurance Company (File No. 33-84480).



                                    /s/FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
March 27, 1998

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